EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
26-Dec-03                                                            31-Dec-03

Distribution Date:       BMW VEHICLE OWNER TRUST 2003-A              Period #
                         ------------------------------
26-Jan-04                                                                  9


-----------------------------------------------------------------------------------------------------------------------------------

Balances
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                Initial                  Period End
      Receivables                                                        $1,643,640,298              $1,138,057,715
      Reserve Account                                                       $12,327,302                 $19,916,010
      Yield Supplement Overcollateralization                                 $9,034,825                  $6,403,077
      Class A-1 Notes                                                      $380,000,000                          $0
      Class A-2 Notes                                                      $455,000,000                $332,049,165
      Class A-3 Notes                                                      $470,000,000                $470,000,000
      Class A-4 Notes                                                      $296,913,000                $296,913,000
      Class B Notes                                                         $32,692,000                 $32,692,000

Current Collection Period
-----------------------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                                  $1,189,362,391
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                             $29,312,285
                Receipts of Pre-Paid Principal                              $20,653,367
                Liquidation Proceeds                                           $791,513
                Principal Balance Allocable to Gross Charge-offs               $547,510
           Total Receipts of Principal                                      $51,304,676

           Interest Distribution Amount
                Receipts of Interest                                         $5,280,455
                Servicer Advances                                                    $0
                Reimbursement of Previous Servicer Advances                   ($269,648)
                Accrued Interest on Purchased Receivables                            $0
                Recoveries                                                      $60,077
                Net Investment Earnings                                         $10,258
           Total Receipts of Interest                                        $5,081,141

           Release from Reserve Account                                              $0

      Total Distribution Amount                                             $55,838,306

      Ending Receivables Outstanding                                     $1,138,057,715

Servicer Advance Amounts
-----------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance                $1,076,638
      Current Period Servicer Advance                                                $0
      Current Reimbursement of Previous Servicer Advance                      ($269,648)
      Ending Period Unreimbursed Previous Servicer Advances                    $806,990

Collection Account
-----------------------------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                                        $55,838,306
      Withdrawals from Collection Account
           Servicing Fees                                                      $991,135
           Class A Noteholder Interest Distribution                          $1,848,717
           First Priority Principal Distribution                                     $0
           Class B Noteholder Interest Distribution                             $79,823
           Regular Principal Distribution                                   $51,034,301
           Reserve Account Deposit                                                   $0
           Unpaid Trustee Fees                                                       $0
           Excess Funds Released to Depositor                                $1,884,329
      Total Distributions from Collection Account                           $55,838,306


                                       1

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
           Release from Reserve Account                                $897,832
           Release from Collection Account                           $1,884,329
      Total Excess Funds Released to the Depositor                   $2,782,161

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                  $52,962,842
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $52,962,842

Distributions
------------------------------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                    Current Payment       Ending Balance       Per $1,000       Factor
      Class A-1 Notes                                                        $0                   $0            $0.00        0.00%
      Class A-2 Notes                                               $51,034,301         $332,049,165          $112.16       72.98%
      Class A-3 Notes                                                        $0         $470,000,000            $0.00      100.00%
      Class A-4 Notes                                                        $0         $296,913,000            $0.00      100.00%
      Class B Notes                                                          $0          $32,692,000            $0.00      100.00%

      Interest Distributable Amount                             Current Payment           Per $1,000
      Class A-1 Notes                                                        $0                $0.00
      Class A-2 Notes                                                  $462,893                $1.02
      Class A-3 Notes                                                  $759,833                $1.62
      Class A-4 Notes                                                  $625,992                $2.11
      Class B Notes                                                     $79,823                $2.44



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Prior
                                                                   Period Carryover      Current Payment       Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0                   $0               $0
      Class A-2 Interest Carryover Shortfall                                 $0                   $0               $0
      Class A-3 Interest Carryover Shortfall                                 $0                   $0               $0
      Class A-4 Interest Carryover Shortfall                                 $0                   $0               $0
      Class B Interest Carryover Shortfall                                   $0                   $0               $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                               Beginning Period        Ending Period
      Number of Contracts                                                59,608               58,102
      Weighted Average Remaining Term                                     44.58                43.69
      Weighted Average Annual Percentage Rate                             5.33%                5.31%

      Delinquencies Aging Profile End of Period                   Dollar Amount           Percentage
           Current                                               $1,017,234,934               89.38%
           1-29 days                                               $102,209,022                8.98%
           30-59 days                                               $14,441,609                1.27%
           60-89 days                                                $2,708,371                0.24%
           90-119 days                                                 $892,534                0.08%
           120-149 days                                                $571,246                0.05%
           Total                                                 $1,138,057,715              100.00%
           Delinquent Receivables +30 days past due                 $18,613,760                1.64%


                                       2

      Write-offs
           Gross Principal Write-Offs for Current Period                             $547,510
           Recoveries for Current Period                                              $60,077
           Net Write-Offs for Current Period                                         $487,433

           Cumulative Realized Losses                                              $2,121,975


      Repossessions                                                             Dollar Amount                       Units
           Beginning Period Repossessed Receivables Balance                        $2,426,365                          88
           Ending Period Repossessed Receivables Balance                           $2,247,284                          85
           Principal Balance of 90+ Day Repossessed Vehicles                         $342,045                          13



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                             $6,673,451
      Beginning Period Amount                                                      $6,673,451
      Ending Period Required Amount                                                $6,403,077
      Current Period Release                                                         $270,374
      Ending Period Amount                                                         $6,403,077
      Next Distribution Date Required Amount                                       $6,138,316

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                            $20,813,842
      Beginning Period Amount                                                     $20,813,842
      Net Investment Earnings                                                         $10,258
      Current Period Deposit                                                               $0
      Current Period Release to Collection Account                                         $0
      Current Period Release to Depositor                                            $897,832
      Ending Period Required Amount                                               $19,916,010
      Ending Period Amount                                                        $19,916,010

                                       3